UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2003


                                   KADANT INC.
               (Exact name of registrant as specified in charter)



Delaware                             1-11406                          52-1762325
(State or other              (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of principal executive offices)                              (Zip Code)


                                 (978) 776-2000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)

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                                   KADANT INC.


Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

         This Current Report on Form 8-K is filed for the purpose of furnishing to the Securities and Exchange Commission the press release that was issued on April 10, 2003, and is attached hereto as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         99       Press Release issued April 10, 2003.

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                                   KADANT INC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date: April 10, 2003    By:   /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer,
                              and Treasurer

































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                                  KADANT INC.

                                 EXHIBIT INDEX


99       Press Release issued on April 10, 2003.



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